UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006

LITFUNDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-49679	93-1221399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 Pecos McLeod Drive, Suite 100 Las Vegas, Nevada	89121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 317-1610

Copies of Communications to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92101

(619) 595-4882

Fax (619) 595-4883

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accounts and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant

The Registrant has appointed Lawrence Scharfman & Co., CPA, P.C., as the Registrant's independent accountants for the year ended December 31, 2005. This is a change in accountants recommended by the Registrant's Executive Management and approved by the Registrant's Board of Directors. The Registrant dismissed Epstein Weber & Conover, PLC and engaged Lawrence Scharfman & Co., CPA, P.C. on April 28, 2006. During the most recent two fiscal years and during the portion of 2006 preceding the Board’s decision, neither the Registrant, nor anyone engaged on its behalf, has consulted with Lawrence Scharfman & Co., CPA, P.C., regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The report of Epstein Weber & Conover, PLC on the Registrant’s consolidated financial statements for the fiscal years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for Epstein Weber & Conover, PLC issuance of going concern opinions on the financial statements for the fiscal years ended December 31, 2004 and 2003. From March 26, 2004, the date when Epstein Weber & Conover, PLC was appointed as the Registrant’s independent accountant, and for the most recent fiscal year and the subsequent interim period ending on April 27, 2006, when Epstein Weber & Conover, PLC was dismissed as the Registrant’s independent accountant, there were no disagreements between the Registrant and Epstein Weber & Conover, PLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Epstein Weber & Conover, PLC would have caused it to make a reference to the subject matter of the disagreement in connection with its audit reports.

The change in accountants does not result from any dissatisfaction with the quality of professional services rendered by Epstein Weber & Conover, PLC, as the independent accountants of the Registrant.

The Registrant has requested a letter from Epstein Weber & Conover, PLC stating that they have read and agree with the disclosures in Item 4.01 of this Form 8-K. As of the dated of this filing the Registrant has not received this letter. Upon receipt of this letter the Registrant will file an amended Form 8-K attaching the letter as Exhibit 16.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LITFUNDING CORP.

By:/s/ Morton Reed

Morton Reed, President

Date: May 4, 2006